UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

LendingClub Corporation

(Name of Registrant as Specified in Its Charter)

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☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:
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EXPLANATORY NOTE

On April 20, 2021, LendingClub Corporation (the “Company,” “LendingClub,” “we,” “us” and “our”) filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related Proxy Card (the “Proxy Card”) for the Company’s 2021 Annual Meeting of Stockholders with the Securities and Exchange Commission (the “SEC”). The Proxy Statement was filed in connection with the Company’s 2021 Annual Meeting of Stockholders to be held on June 1, 2021 (together with any adjournment or postponement thereof, the “Annual Meeting”). This supplement to the Proxy Statement and Proxy Card (the “Proxy Statement Supplement”) is being filed to add a new Proposal Six that is soliciting a non-binding advisory vote from Company stockholders on the frequency at which the Company’s stockholders shall have an advisory say-on-pay vote on compensation paid to our named executive officers (“Proposal Six”). This Proposal Six was inadvertently omitted from the Proxy Statement and Proxy Card when originally filed with the SEC and this filing corrects this omission. Other than the addition of Proposal Six to the Proxy Statement and the Proxy Card and an updated Notice of the Annual Meeting that adds Proposal Six, no other changes have been made to the Proxy Statement or the Proxy Card and they continue to be in full force and effect as originally filed and continue to seek the vote of Company stockholders for all proposals to be voted on at the Annual Meeting.

Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement. This supplement should be read together with the Proxy Statement.

PROXY STATEMENT SUPPLEMENT FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement Supplement supplements and amends the Proxy Statement for the Company’s 2021 Annual Meeting to (i) add a new Proposal Six to the Proxy Statement that provides for a non-binding, advisory vote of Company stockholders on the frequency at which the Company’s stockholders shall have the advisory say-on-pay vote on compensation paid to our named executive officers and (ii) update the Notice of the Annual Meeting, attached as Appendix A, to add the new Proposal Six (the “Amended Notice”). This Proxy Statement Supplement, along with the accompanying Amended Notice, contains additional information about the Annual Meeting. The Annual Meeting will be will be held on June 1, 2021 at 11:00 a.m. Pacific Time via the Internet at www.virtualshareholdermeeting.com/LC2021.

This Proxy Statement Supplement relates to the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting. This Proxy Statement Supplement is being furnished to our stockholders of record as of the close of business on April 8, 2021, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, pursuant to the accompanying Amended Notice. This Proxy Statement Supplement does not provide all of the information that is important to your decisions at the Annual Meeting. Additional information is included in the Proxy Statement that was previously made available to our stockholders.

We also have amended the Proxy Card to include Proposal Six. Stockholders of record may vote on all six proposals by submitting the new Proxy Card or by using the voting options set forth in the Proxy Statement. Properly executed proxies that do not contain voting instructions for any item will be voted in accordance with the recommendations of the Board of Directors.

PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS

Information contained in this Proxy Statement Supplement relates to Proposal Six that will be presented to stockholders at the Annual Meeting. Information regarding Proposals 1, 2, 3, 4 and 5 that will be presented to stockholders at the Annual Meeting can be found in the Proxy Statement, and which is concurrently being made available to you or mailed to you, if you requested a hard copy. We urge you to read this Proxy Statement Supplement carefully and in its entirety together with the Proxy Statement.

Whether or not you expect to attend the Annual Meeting, we encourage you to read the Proxy Statement and this Proxy Statement Supplement and vote over the Internet, by telephone or by requesting and submitting your Proxy Card as soon as possible, so that your shares may be represented at the Annual Meeting. For specific instructions on how to vote your shares, please refer to the section titled “Questions and Answers about the Proxy Materials and the Annual Meeting” beginning on page 62 of the Proxy Statement and the instructions on the Notice of Internet Availability.

Votes Needed for Approval; Effect of Abstentions and Broker Non-Votes.

Proposal	Vote Required for Approval	How May You Vote?	How are “Broker Non- Votes” Treated?	How are “Abstentions” Treated?
Proposal Six: Advisory vote on the frequency of future advisory votes on the compensation of our named executive officers	Frequency receiving greatest number of votes cast(1)	“One Year,” “Two Years,” “Three Years,” or “Abstain”	Do not count(2)	Do not count

(1)As an advisory vote, this proposal is not binding. However, our Board and Compensation Committee will take into account the outcome of this vote when making future decisions regarding the frequency of holding future advisory votes on executive compensation.

(2)Under the rules of the NYSE, brokerage firms, banks and other nominees do not have discretionary authority to vote shares with respect to Proposal Six.

PROPOSAL SIX:
ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES
ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

General

In accordance with The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are providing our stockholders with a non-binding, advisory vote on the frequency of future advisory votes on the compensation of our named executive officers. This non-binding, advisory vote must be submitted to stockholders at least once every six years.

Vote Required and Recommendation of the Board

You have four choices for voting on the following resolution. You can choose whether future advisory votes on executive compensation should be conducted every “ONE YEAR,” “TWO YEARS” or “THREE YEARS.” You may also “ABSTAIN” from voting. The frequency that receives the greatest number of votes cast by stockholders on this matter at the meeting will be considered the advisory vote of our stockholders.

After careful consideration, our Board recommends that future advisory votes on the compensation of our named executive officers continue to be held annually. Our Board believes that holding a vote every year is the most appropriate option because (i) it would enable our stockholders to provide us with input regarding the compensation of our named executive officers on a timely basis; and (ii) it is consistent with our past practice of holding the advisory vote on executive compensation each year, and our practice of engaging with our stockholders, and obtaining their input, on our corporate governance matters and our executive compensation philosophy, policies and practices.

Stockholders are not voting to approve or disapprove the recommendation of our Board. Instead, stockholders may indicate their preference regarding the frequency of future advisory votes on the compensation of our named executive officers by selecting one year, two years or three years. Stockholders that do not have a preference regarding the frequency of future advisory votes should abstain from voting on the proposal. For the reasons discussed above, we are asking our stockholders to vote for the future of frequency advisory votes on the compensation of our named executive officers to occur every one year.

It is expected that the next vote on a say-on-pay frequency proposal will occur at the 2027 annual meeting of stockholders.

Your vote on this proposal is advisory, and therefore not binding on the Company, the Board or the Compensation Committee, and will not be interpreted as overruling a decision by, or creating or implying any additional fiduciary duty for, the Board or the Compensation Committee. Nevertheless, our Board and Compensation Committee value the opinions of our stockholders and will take into account the outcome of this vote when making future decisions regarding the frequency of holding future advisory votes on the compensation of our named executive officers.

THE BOARD RECOMMENDS A VOTE TO HOLD FUTURE ADVISORY VOTES ON THE COMPENSATION OF
OUR NAMED EXECUTIVE OFFICERS EVERY “ONE YEAR.”

Appendix A

595 Market Street, Suite 200
San Francisco, California 94105

UPDATED NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 1, 2021

To Our Stockholders:

THIS UPDATED NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Stockholders of LendingClub Corporation (the “Company,” “LendingClub,” “we,” “us” and “our”) will continue to be held on June 1, 2021 at 11:00 a.m. Pacific Time via the Internet at www.virtualshareholdermeeting.com/LC2021 (the “Annual Meeting”). There is no physical location for the Annual Meeting.

At the Annual Meeting, you will be asked the following, which now includes Proposal Six and which are more fully described in the proxy statement and the supplement to the proxy statement:

1.Elect Allan Landon, Timothy Mayopoulos and Patricia McCord as Class I directors, each of whom is currently serving on our Board of Directors, to serve until the 2024 Annual Meeting of Stockholders and until his or her successor has been elected and qualified or his or her earlier death, resignation or removal;

2.Approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement;

3.Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

4.Approve a management proposal to amend the Company’s Restated Certificate of Incorporation to phase in the declassification of our Board of Directors;

5.Approve a management proposal to amend the Company’s Restated Certificate of Incorporation to add a federal forum selection provision; and

6.Approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our named executive officers.

The Proxy Statement Supplement contains additional information related to the new Proposal Six to be considered by stockholders at the Annual Meeting. However, the Proxy Statement Supplement does not include all of the information provided in connection with the Annual Meeting. Accordingly, we urge you to read the Proxy Statement Supplement carefully and in its entirety together with the Proxy Statement.

Only stockholders of record at the close of business on April 8, 2021 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

Brandon Pace
Chief Administrative Officer and Corporate Secretary

San Francisco, California
April 26, 2021

Whether or not you expect to participate in the Annual Meeting, please vote via the Internet, by phone, or complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope (if applicable) so that your shares may be represented at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 1, 2021: THIS PROXY STATEMENT,
PROXY STATEMENT SUPPLEMENT, PROXY, AND THE ANNUAL REPORT ARE AVAILABLE AT
WWW.PROXYVOTE.COM

LENDINGCLUB CORPORATION 595 MARKET STREET, SUITE 200 SAN FRANCISCO, CA 94105

VOTE BY INTERNET - www.proxyvote.com

Before the Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 31, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to www.virtualshareholdermeeting.com/LC2021

You may participate in the Meeting via the Internet and vote during the Meeting. Have your proxy card in hand and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 31, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1.	Election of Class I Directors

	Nominees	For	Against	Abstain

1a.	Allan Landon	☐	☐	☐

1b.	Timothy Mayopoulos	☐	☐	☐

1c.	Patricia McCord	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.
		For	Against	Abstain
2.	Approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement.	☐	☐	☐

3.	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.	☐	☐	☐

4.	Approval of an amendment to our Amended and Restated Certificate of Incorporation (the Declassification Amendment) that would phase in the declassification of our Board.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date

			For	Against	Abstain

5.	Approval of an amendment to our Amended and Restated Certificate of Incorporation that would add a federal forum selection provision.		☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:		1 year	2 years	3 years	Abstain

6.	Recommend, by a non-binding advisory vote, the frequency of future advisory votes on named executive compensation.	☐	☐	☐	☐

NOTE: Transact such other business as may properly come before the Annual Meeting.

Signature (Joint Owners)	Date

0000512568_1    R1.0.0.177

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

LENDINGCLUB CORPORATION Annual Meeting of Stockholders June 1, 2021 11:00 AM, Pacific Time This proxy is solicited by the Board of Directors

The undersigned stockholder hereby appoints Scott Sanborn and Thomas Casey or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of LENDINGCLUB CORPORATION that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM, Pacific Time on June 1, 2021 held via a live webcast at www.virtualshareholdermeeting.com/LC2021, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000512568_2      R1.0.0.177

Your Vote Counts! LENDINGCLUB CORPORATION 2021 Annual Meeting Vote by May 31, 2021 11:59 PM ET

LENDINGCLUB CORPORATION 595 MARKET STREET, SUITE 200 SAN FRANCISCO, CA 94105

You invested in LENDINGCLUB CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 01, 2021.

Get informed before you vote

View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 18, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

	Voting Items	Board Recommends
1.	Election of Class I Directors Nominees:	For
1a.	Allan Landon
1b.	Timothy Mayopoulos	For
1c.	Patricia McCord	For
2.	Approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement.	For
3.	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.	For
4.	Approval of an amendment to our Amended and Restated Certificate of Incorporation (the Declassification Amendment) that would phase in the declassification of our Board.	For
5.	Approval of an amendment to our Amended and Restated Certificate of Incorporation that would add a federal forum selection provision.	For
6.	Recommend, by a non-binding advisory vote, the frequency of future advisory votes on named executive compensation.	Year
NOTE: Transact such other business as may properly come before the Annual Meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.